Exhibit 24.1

                       PANHANDLE EASTERN PIPE LINE COMPANY

                                Power of Attorney

                                    FORM 10-K

                  Annual Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                   For the fiscal year ended December 31, 1997
                                 (Annual Report)


     The undersigned Panhandle Eastern Pipe Line Company, a Delaware corporation and certain of it officer and/or directors, do each hereby constitute and appoint Richard J. Osborne, W. Edward Poe, Jr. And Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said Panhandle Eastern Pipe Line Company on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 18th day of March, 1998.


                                             PANHANDLE EASTERN PIPE LINE COMPANY


                                             By : /s/ Steven M. Roverud
                                                  ---------------------
                                                  Steven M. Roverud
                                                  President



     /s/ Steven M. Roverud                                             President
     ---------------------                                             (Principal Executive Officer)

         Steven M. Roverud
     /s/ Richard J. Osborne                                            Senior Vice President and Chief  Financial
     ----------------------                                            Officer (Principal Financial Officer)

         Richard J. Osborne

     /s/ Jeffrey L. Boyer                                              Vice President and Principal Accounting Officer
     --------------------
         Jeffrey L. Boyer


     /s/ Paul M. Anderson                                              (Director)
     --------------------
         Paul M. Anderson


     /s/ Fred J. Fowler                                                (Director)
     ------------------
          Fred J. Fowler



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